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EXHIBIT 21.01

COPART, INC. SUBSIDIARIES

 COPART CANADA INC.
Doing business as Copart Auto Auctions

COPART OF WASHINGTON, INC.
State of incorporation Washington
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

HOUSTON COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited partnership Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF HOUSTON, INC.
General Partner Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART-HOUSTON, INC.
State of incorporation California
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

DALLAS COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited Partnership Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART-DALLAS, INC.
State of incorporation California
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TEXAS, INC.
General Partner Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF KANSAS, INC.
State of incorporation Kansas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF OKLAHOMA, INC.
State of incorporation Oklahoma
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF MISSOURI, INC.
State of incorporation Missouri
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

57

COPART OF ARKANSAS, INC.
State of incorporation Arkansas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF CONNECTICUT, INC.
State of incorporation Connecticut
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART SALVAGE AUTO AUCTIONS, INC.
State of incorporation Florida
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF ARIZONA, INC.
State of incorporation Arizona
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF LOUISIANA, INC.
State of incorporation Louisiana
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TENNESSEE, INC.
State of incorporation Tennessee
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

CPRT LAND HOLDINGS, INC.
State of incorporation California

CPRT LAND HOLDINGS, INC.
State of incorporation Florida

COPART LAND HOLDING, LLC
Limited Liability Company Maryland

COPART LAND HOLDINGS, LLC
Limited Liability Company Connecticut

COPARTFINDER
State of incorporation California

COPART CREDIT ACCEPTANCE CORP
State of incorporation California

MOTORS AUCTION GROUP, INC.
State of incorporation Delaware
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

GREATER PITTSBURGH AUTO AUCTION, INC.
State of incorporation Pennsylvania
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

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  EXHIBIT 21.01
  COPART, INC. SUBSIDIARIES